UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2022
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 West Kennedy Boulevard, Suite 890
Tampa, Florida 33609
(Address and Zip Code of Principal Executive Offices)

(813) 553-6680
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2022, Pacira BioSciences, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) as a virtual meeting online via live audio webcast, at which the Company’s stockholders approved the Amended and Restated 2014 Employee Stock Purchase Plan (the “ESPP”). The ESPP was amended and restated to make certain administrative updates and to increase the number of shares of the Company’s common stock authorized for issuance by 500,000 newly reserved shares. The ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”). The summaries of the ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2022, the Company held the Annual Meeting as a virtual meeting online via live audio webcast. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal No. 1 — Election of three Class II directors to hold office until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withheld	Broker Non-Votes
Yvonne Greenstreet	27,721,829	12,074,287	2,769,829
Paul Hastings	35,909,504	3,886,612	2,769,829
Andreas Wicki	28,225,639	11,570,477	2,769,829

Proposal No. 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
42,517,166	34,162	14,617

Proposal No. 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
36,028,587	3,750,851	16,678	2,769,829

Proposal No. 4 — Approval of the Amended and Restated 2014 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
39,740,869	47,891	7,356	2,769,829

Item 8.01. Other Events.

On June 7, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company adopted director stock ownership guidelines requiring non-employee directors to own shares of the Company’s common stock equal to at least 3 times the annual cash retainer. Non-employee directors have five years to comply with the requirements from the later of (i) June 7, 2022 (the adoption date) and (ii) their appointment or election to the Board, as applicable. Equity included in the measurement of compliance is comprised of beneficial ownership of (i) common stock held, (ii) unvested restricted stock or restricted stock units subject to time-based vesting and (iii) common stock held through any Company-sponsored plan. As of the date hereof, all of the Company’s non-employee directors have met the ownership guidelines. The Compensation Committee believes that equity ownership aligns the interests of its directors with the interests of shareholders, promotes sound corporate governance and demonstrates a commitment to the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amended and Restated 2014 Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	June 10, 2022	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary